UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2012

McEWEN MINING INC.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-33190 (Commission File Number)	84-0796160 (I.R.S. Employer Identification No.)

Suite 4750, 181 Bay Street

P.O. Box 792

Toronto, Ontario, Canada  M5J 2T3

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (866) 441-0690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01              Regulation FD Disclosure.

On November 21, 2012, McEwen Mining Inc. (the “Company”) issued a press release announcing that in connection with its ongoing rights offering it has extended the time period for which holders of MUX.RT are able to use the subscription agent to sell such rights to 11:00 a.m. (EST) on Thursday, November 29, 2012.  A copy of the press release is attached to this report as Exhibit 99.1.

The press release does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities described therein in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  The securities being offered have not been approved or disapproved by any regulatory authority.  A registration statement relating to the securities has been filed with the Securities and Exchange Commission (“SEC”) and became effective August 3, 2012.  A preliminary prospectus supplement relating to the offering was filed with the SEC on October 31, 2012.  The Company and its indirect wholly owned subsidiary, Minera Andes Acquisition Corp. (“Canadian Exchange Co.”), distributed the rights in connection with the McEwen Mining Rights Offering and the Canadian Exchange Co. Rights Offering in Canada pursuant to a rights offering circular, which circular has been filed with the securities regulatory authorities in certain provinces in Canada.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01              Financial Statements and Exhibits.

(d)                   Exhibit.  The following exhibit is furnished with this report:

99.1        Press release dated November 21, 2012.

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, current and future exploration and development activities, estimated production schedules and the Company’s future cash flows. Factors that could cause actual results to differ materially from projections or estimates include, among others, metals prices, economic and market conditions, start-up of milling operations and future drilling results, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2011, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond the Company’s ability to predict or control. The Company disclaims any obligation to update any forward-looking statement made in the press release, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

McEWEN MINING INC.

Date: November 23, 2012	By:	/s/ Perry Y. Ing
Perry Y. Ing, Vice President
and Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits furnished herewith.

Exhibit
Number	Description of Exhibit

99.1	Press release dated November 21, 2012.